[LOGO] M F S(R)                                             SEMIANNUAL REPORT
THE FIRST NAME IN MUTUAL FUNDS                              DECEMBER 31, 1995

MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

TRUSTEES                               INVESTMENT  ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment                  PORTFOLIO  MANAGER
Management Company                     John W. Ballen*
(Blockbuster Video
Franchise)                             TREASURER
                                       W. Thomas London*

                                       ASSISTANT  TREASURER
                                       James O. Yost*

                                       SECRETARY
                                       Stephen E. Cavan*

                                       ASSISTANT  SECRETARY
                                       James R. Bordewick, Jr.*

                                       SHAREHOLDER  SERVICE  CENTER
                                       MFS Service Center, Inc.
                                       P.O. Box 2281
                                       Boston, MA 02107-9906

                                       For general information, call toll free:
                                       1-800-637-2262

                                       CUSTODIAN
                                       State Street Bank and Trust Company


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
We would like to welcome you as shareholders of MFS Institutional Mid-Cap Growth Equity Fund, which commenced operations on December 28, 1995. The Fund seeks to provide long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in stocks of companies with market capitalizations of approximately $500 million to $4 billion. In general, such companies would be expected to show earnings growth over time that is well above the overall growth rate of the economy and the rate of inflation, and would have the products, management, and market opportunities which are usually required to continue sustained growth. A further discussion of the Fund's investments may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market
After some volatility late in the third quarter, the U.S. stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
In 1995, the stock market moved substantially higher as companies reported better-than-expected earnings. We believe the trend of investors favoring companies with strong earnings will continue into 1996 and could benefit the share prices of companies in the Fund's portfolio, where the largest sector concentration is in computer software and systems. While earnings gains may not be as strong in 1996 as they were in 1995, we believe this sector could still have the strongest earnings gains of any group in 1996. The Fund's technology holdings include Oracle Systems (database software), and System Software (manufacturing application software).

    We are also positive on the health care service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices to be depressed. We believe that the health care cost-containment companies will ultimately benefit from the cost-reduction initiatives in Washington. Also, even though Medicare reimbursement has been cut for many companies, we believe well-managed companies will adjust their costs accordingly, while health maintenance organization (HMO) companies could provide many of the solutions to the high level of the nation's health care costs. Health care holdings include United Healthcare (this country's largest HMO company), Integrated Health, and Mariner.

    We believe 1996 could be the fifth consecutive year of above-average earnings gains for the Standard and Poor's 500 Composite Index, a popular, unmanaged index of common stock performance. U.S. companies are realizing record returns on their investments as they use technology and outsourcing to reduce their costs and increase productivity. We are living through an unprecedented era of productivity gains for the service sector. The downsizing of corporate America would be detrimental to the U.S. economy if it were not for the ability of the smaller companies in the United States to absorb and retain those workers. We believe these productivity gains are responsible for what has been one of the best stock market periods on record.

    We believe the companies in the portfolio are particularly well-suited to benefit from this technology-driven productivity. While our technology companies are providing the tools to the rest of the economy, our other companies are using technology to increase their productivity and lower their costs.

    We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/ A. Keith Brodkin           /s/ John W. Ballen
A. Keith Brodkin               John W. Ballen
Chairman and President         Portfolio Manager

January 12, 1996

PORTFOLIO MANAGER PROFILE
John Ballen began his career at MFS in 1984 as an industry specialist and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988 and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management.

OBJECTIVE AND POLICIES
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations (mid-cap companies). Mid-cap companies are those companies with a market capitalization within the range of approximately $500 million to $4 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. Shares of the Fund are purchased at net asset value.

    The minimum initial investment is generally $3 million.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1995

Common Stocks - 95.2%
===================================================================================================
Issuer                                                                           Shares       Value
---------------------------------------------------------------------------------------------------
Apparel and Textiles - 1.0%
  Nine West Group, Inc.*                                                            800  $   30,000
---------------------------------------------------------------------------------------------------
Banks and Credit Companies - 2.7%
  Capital One Financial Corp.                                                     1,200  $   28,650
  First Bank System, Inc.                                                           500      24,812
  Northern Trust Co.                                                                500      28,000
                                                                                         ----------
                                                                                         $   81,462
---------------------------------------------------------------------------------------------------
Business Services - 10.2%
  ADT Limited*                                                                    2,200  $   33,000
  BISYS Group, Inc.*                                                              1,100      33,825
  Ceridian Corp.*                                                                   500      20,625
  Computer Sciences, Inc.*                                                          650      45,662
  CUC International, Inc.*                                                        2,250      76,781
  DST Systems, Inc.*                                                                100       2,850
  FIServ, Inc.*                                                                     950      28,500
  Franklin Quest Co.*                                                             1,300      25,350
  SPS Transaction Services Corp.*                                                 1,300      38,512
                                                                                         ----------
                                                                                         $  305,105
---------------------------------------------------------------------------------------------------
Cellular Phones - 0.6%
  Telephone & Data Systems, Inc.                                                    450  $   17,775
---------------------------------------------------------------------------------------------------
Computer Software - Personal Computers - 3.7%
  Autodesk, Inc.                                                                  1,800  $   61,650
  Electronic Arts, Inc.*                                                            875      22,859
  Symantec Corp.*                                                                 1,050      24,412
                                                                                         ----------
                                                                                         $  108,921
---------------------------------------------------------------------------------------------------
Computer Software - Systems - 18.3%
  Adobe Systems, Inc.                                                               500  $   31,000
  BMC Software, Inc.*                                                             1,400      59,850
  Cadence Design Systems, Inc.*                                                   3,300     138,600
  Compuware Corp.*                                                                2,000      37,000
  Oracle Systems Corp.*                                                           2,650     112,293
  Sybase, Inc.*                                                                   2,875     103,500
  System Software Associates, Inc.                                                3,000      65,250
                                                                                         ----------
                                                                                         $  547,493
---------------------------------------------------------------------------------------------------
Consumer Goods and Services - 2.0%
  Department 56 Inc.*                                                               900  $   34,538
  Estee Lauder Cos., "A"*                                                           100       3,488
  Service Corp., Intl.                                                              500      22,000
                                                                                         ----------
                                                                                         $   60,026
---------------------------------------------------------------------------------------------------
Electronics - 3.5%
  Linear Technology, Corp.                                                          400  $   15,700
  LSI Logic Corp.*                                                                1,200      39,300
  Novellus Systems, Inc.*                                                           400      21,600
  Xilinx, Inc.*                                                                     900      27,450
                                                                                         ----------
                                                                                         $  104,050
---------------------------------------------------------------------------------------------------
Entertainment - 4.9%
  Grand Casinos, Inc.*                                                            1,050  $   24,413
  Harrahs Entertainment, Inc.*                                                    2,150      52,138
  Heritage Media Corp.*                                                             500      12,813
  Infinity Broadcasting Corp., "A"*                                                 600      22,350
  Mirage Resorts, Inc.*                                                           1,000      34,500
                                                                                         ----------
                                                                                         $  146,214
---------------------------------------------------------------------------------------------------
Financial Institutions - 5.1%
  Advanta Corp., "B"                                                                800  $   29,100
  Credit Acceptance Corp.*                                                        1,000      20,750
  Finova Group, Inc.                                                                500      24,125
  Franklin Resources, Inc.                                                          900      45,338
  Green Tree Financial Corp.                                                      1,300      34,288
                                                                                         ----------
                                                                                         $  153,601
---------------------------------------------------------------------------------------------------
Insurance - 0.9%
  Equitable of Iowa Cos.                                                            850  $   27,306
---------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 16.9%
  Foundation Health Corp.*                                                          850  $   36,550
  Health Management Assoc., Inc.*                                                 1,800      47,025
  Healthsource, Inc.*                                                               900      32,400
  Integrated Health Services, Inc.                                                1,500      37,500
  Manor Care, Inc.                                                                  750      26,250
  Mariner Health Group, Inc.*                                                     1,400      23,450
  Mid-Atlantic Medical Services, Inc.*                                            2,900      70,325
  Pacificare Health Systems, Inc., "B"*                                             900      78,300
  Surgical Care Affiliates, Inc.                                                    700      23,800
  United Healthcare Corp.                                                         1,950     127,725
                                                                                         ----------
                                                                                         $  503,325
---------------------------------------------------------------------------------------------------
Printing and Publishing - 0.5%
  Pulitzer Publishing Co.                                                           300  $   14,325
---------------------------------------------------------------------------------------------------
Railroad -- 1.4%
  Wisconsin Central Transportation Corp.*                                           650  $   42,737
---------------------------------------------------------------------------------------------------
Restaurants and Lodging - 10.0%
  Applebee's International, Inc.                                                  2,100  $   47,775
  Brinker International, Inc.*                                                    1,350      20,419
  Buffets, Inc.*                                                                  1,500      20,625
  HFS Inc.*                                                                       2,000     163,500
  Promus Hotel Corp.*                                                             1,450      32,263
  Renaissance Hotel Group*                                                          500      12,750
                                                                                         ----------
                                                                                         $  297,332
---------------------------------------------------------------------------------------------------
Stores - 8.0%
  AutoZone, Inc.*                                                                   550  $   15,881
  Bed Bath & Beyond, Inc.*                                                          750      29,109
  Corporate Express, Inc.*                                                          300       9,038
  General Nutrition Cos., Inc.*                                                   1,400      32,200
  Gymboree Corp.*                                                                 1,200      24,750
  Micro Warehouse, Inc.*                                                          1,800      77,850
  Office Depot, Inc.*                                                             2,500      49,375
                                                                                         ----------
                                                                                         $  238,203
---------------------------------------------------------------------------------------------------
Telecommunications - 5.5%
  Bay Networks, Inc.*                                                               952  $   39,151
  Cabletron Systems, Inc.*                                                          550      44,550
  Paging Network, Inc.*                                                           1,200      29,250
  Rogers Communications, Inc.                                                     1,500      16,764
  Worldcom, Inc.*                                                                   967      34,087
                                                                                         ----------
                                                                                         $  163,802
---------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $2,823,684)                                        $2,841,677
---------------------------------------------------------------------------------------------------

Convertible  Preferred  Stock
---------------------------------------------------------------------------------------------------
Printing and Publishing
  Times Mirror Co., "B" (Identified Cost, $154)                                       6  $      154
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,823,838)                                          $2,841,831

Other  Assets,  Less  Liabilities - 4.8%                                                    142,183
===================================================================================================
Net Assets - 100.0%                                                                      $2,984,014
---------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
==============================================================================
December 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,823,838)            $2,841,831
  Cash                                                              101,586
  Receivable for investments sold                                    40,780
  Deferred organization expenses                                     17,600
                                                                 ----------
      Total assets                                               $3,001,797
                                                                 ----------
Liabilities:
  Payable to affiliate for management fee                        $      147
  Accrued expenses and other liabilities                             17,636
                                                                -----------
      Total liabilities                                          $   17,783
                                                                 ----------
Net assets                                                       $2,984,014
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $2,963,342
  Unrealized appreciation on investments                             17,993
  Accumulated undistributed net realized gain on investments          2,862
  Accumulated net investment loss                                      (183)
                                                                 ----------
      Total                                                      $2,984,014
                                                                 ==========
Shares of beneficial interest outstanding                          296,334
                                                                 ==========
Net asset value, offering price, and redemption price per
  share (net assets of $2,984,014 / 296,334 shares of
  beneficial interest outstanding)                                $10.07
                                                                  ======

See notes to financial statements

Statement of Operations (Unaudited)
==============================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Net investment income:
  Income                                                           $   --
                                                                   ----------
  Expenses -
    Management fee                                                 $      147
    Audit                                                                 500
    Legal                                                                 100
    Printing                                                              100
    Miscellaneous                                                          36
                                                                   ----------
      Total expenses                                               $      883
  Preliminary reduction of expenses by investment adviser                (700)
                                                                   ----------
      Net expenses                                                 $      183
                                                                   ----------
        Net investment loss                                        $     (183)
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $    2,862
  Change in unrealized appreciation on investments                     17,993
                                                                   ----------
        Net realized and unrealized gain on investments            $   20,855
                                                                   ----------
            Increase in net assets from operations                 $   20,672
                                                                   ==========

*For the period from the commencement of investment operations, December 28, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets (Unaudited)
==============================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $     (183)
  Net realized gain on investments                                      2,862
  Net unrealized gain on investments                                   17,993
                                                                   ----------
    Increase in net assets from operations                         $   20,672
                                                                   ----------
Net proceeds from subscription in-kind                             $2,963,332
                                                                   ----------
      Total increase in net assets                                 $2,984,004
Net assets:
  At beginning of period                                                   10
                                                                   ----------
  At end of period (including accumulated net investment loss
    of $183)                                                       $2,984,014
                                                                   ==========

*For the period from the commencement of investment operations, December 28, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights (Unaudited)
==============================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $10.00
                                                                   ------
Income from investment operations# -
  Net investment loss**                                            $ 0.00
  Net realized and unrealized gain on investments                    0.07
                                                                   ------
      Total from investment operations                             $ 0.07
                                                                   ------
Net asset value - end of period                                    $10.07
                                                                   ======
Total return                                                        0.70%++
Ratios (to average net assets)/Supplemental data***:
  Expenses                                                          0.75%+
  Net investment loss                                             (0.75)%+
Portfolio turnover                                                     1%
Net assets at end of period                                        $2,984

  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
  *For the period from the commencement of investment operations, December 28,
   1995 to December 31, 1995.
 **The per share net investment loss was $0.001.
***The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.75% of average daily net assets. To the extent actual expenses were over the limitations, the net investment income per share and the ratios would have been:

  Net investment loss**                                            $ 0.05
  Ratios (to average net assets):
    Expenses                                                        3.63%+
    Net investment loss                                           (3.63)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Mid-Cap Growth Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.15 of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $700 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of the Fund at an effective annual rate of up to 0.00075%.

(4) Portfolio Securities
Securities received from subscriptions in-kind and sales of investments, other than short-term obligations, aggregated $2,860,514 and $39,538, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $2,823,838
                                                              ==========
Gross unrealized appreciation                                 $   27,391
Gross unrealized depreciation                                     (9,398)
                                                              ----------
  Net unrealized appreciation                                 $   17,993
                                                              ==========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Period Ended December 31, 1995                         Shares           Amount
==============================================================================
Subscription in-kind                                  296,333       $2,963,332
                                                                    ==========





                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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